UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2020 (May 20, 2020)

SHIFTPIXY, INC.
(Exact name of registrant as specified in its charter)

Wyoming	47-4211438
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

1 Venture, Suite 150, Irvine CA	92618
(Address of principal executive offices)	(Zip Code)

(888) 798-9100

(Registrant's telephone number, including area code)

Commission File No. 001-37954

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PIXY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Underwriting Agreement

On May 20, 2020, ShiftPixy, Inc., a Wyoming Corporation (“the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with A.G.P./Alliance Global Partners (the “Underwriter”), in connection with a public offering (the “Offering”) of an aggregate of (i) 1,898,850 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), (ii) pre-funded warrants to purchase 323,310 shares of Common Stock (the “Pre-Funded Warrants”) and (iii) warrants to purchase 1,277,580 shares of Common Stock (the “Common Warrants”), which included the partial exercise of the Underwriter’s over-allotment option to purchase 166,500 additional Warrants.

Each Share and Pre-Funded Warrant sold in the Offering was sold together with a Common Warrant as a fixed combination, with each Share and Pre-Funded Warrant sold being accompanied by a Common Warrant to purchase 0.5 shares of Common Stock. The Shares and accompanying Common Warrants were sold at a price to the public of $5.40, less underwriting discounts and commissions and the Pre-Funded Warrants and accompanying Common Warrants were sold at a price to the public of $5.399, less underwriting discounts and commissions. The Common Warrants are exercisable immediately, will expire on May 26, 2025 and have an exercise price of $5.40 per share, subject to anti-dilution and other adjustments for certain stock splits, stock dividends, or recapitalizations.

The Pre-Funded Warrants were sold to purchasers whose purchase of shares of Common Stock in the Offering would otherwise result in the purchaser, together with its affiliates and certain related parties, beneficially owning more than 4.99% (or at the election of the purchaser, 9.99%) of the Company’s outstanding Common Stock immediately following the consummation of the Offering, in lieu of shares of Common Stock. Each Pre-Funded Warrant represents the right to purchase one share of Common Stock at an exercise price of $0.001 per share. The Pre-Funded Warrants are exercisable immediately and may be exercised at any time until the Pre-Funded Warrants are exercised in full. Each Share and each Pre-Funded Warrant was sold with an accompanying Common Warrant but were issued separately and are immediately separable upon issuance.

The Offering was made pursuant to a Registration Statement (No. 333-237457) on Form S-1 (the “Registration Statement”), which was filed by the Company with the Securities and Exchange Commission on March 30, 2020, amended on May 19, 2020, and declared effective on May 20, 2020 (the “Effective Date”), and a related registration statement filed pursuant to Rule 462 promulgated under the Securities Act of 1933, as amended.  The Offering was made only by means of a prospectus forming a part of the Registration Statement.

Pursuant to the Underwriting Agreement, the Company, upon closing of the Offering, issued to the Underwriter warrants to purchase up to 111,108 shares of Common Stock (the “Underwriter Warrants” and, together with the Common Warrants and the Pre-Funded Warrants, the “Warrants”), which is 5.0% of the aggregate number of Shares and Shares issuable upon exercise of the Pre-Funded Warrants sold in the Offering. The Underwriter Warrants are exercisable at any time and from time to time, in whole or in part, commencing from six months after the Effective Date and ending five years from the Effective Date, at a price per share equal to $5.94, which is 110% of the public offering price per Share.

The Offering closed on May 26, 2020 and the Company received net proceeds of approximately $10.9 million after deducting underwriting discounts and commissions and estimated expenses payable by the Company associated with the Offering. The Company intends to use the net proceeds from the Offering for general corporate purposes, including working capital, operating expenses and capital expenditures.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriter, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions.

The foregoing descriptions of the Underwriting Agreement, the Common Warrants, the Pre-Funded Warrants and the Underwriter Warrants are not complete and are qualified in their entirety by reference to the full text of the Underwriting Agreement and the forms of the Pre-Funded Warrant, the Underwriter Warrant and the Common Warrant, copies of which are filed as Exhibit 1.1, Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, and are incorporated by reference herein.

Item 3.03 Material Modifications to Rights of Security Holders.

The information in Item 1.01 with respect to the Warrants is incorporated by reference into this Item 3.03

Item 8.01 Other Events.

The Company issued a press release announcing the pricing of the Offering on May 21, 2020. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description

1.1	Underwriting Agreement, entered into by ShiftPixy, Inc. on May 20, 2020 with A.G.P./Alliance Global Partners.

4.1	Form of Pre-Funded Warrant issued on May 26, 2020 (incorporated by reference from Exhibit 4.2 to our Form S-1/A, filed with the SEC on May 19, 2020).

4.2	Form of Underwriter Warrant issued on May 26, 2020 (incorporated by reference from Exhibit 4.3 to our Form S-1/A, filed with the SEC on May 19, 2020).

4.3	Form of Common Warrant issued on May 26, 2020 (incorporated by reference from Exhibit 4.4 to our Form S-1/A, filed with the SEC on May 19, 2020).

99.1	Press Release announcing pricing of the Offering on May 21, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIFTPIXY, INC.

Date: May 26, 2020	By:	/s/ Scott W. Absher
Scott W. Absher
Chief Executive Officer and Director